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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 7, 1996



                        CLOVER INCOME PROPERTIES II, L.P.
             (Exact name of registrant as specified in its charter)



            Delaware                       0-17689               22-2811188
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)


23 West Park Avenue, Merchantville, New Jersey                         08109
   (Address of principal executive offices)                          (Zip Code)



        Registrant's telephone number, including area code: 609-662-1116


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                                Page 1 of 4 pages
                        Exhibit Index is on pages 2 and 3


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Item 5.           Other Events.

                  On February 7, 1996, The Willowbrook Joint Venture (the "Joint Venture"), Berwind Property Group, Inc. ("Berwind") and First Montgomery Properties, Ltd. ("First Montgomery", and with Berwind, the "Buyers") executed an Agreement of Sale (as amended, the "Sale Agreement") concerning the sale of The Willowbrook Apartments (the "Willowbrook Property"). A copy of the Sale Agreement is attached hereto as Exhibit A and a copy of the First Amendment to the Sale Agreement, dated the same date, is attached hereto as Exhibit B.

                  Clover Income Properties II, L.P.'s (the "Partnership") only interest in real estate is its 42.91% interest in the Joint Venture, which owns the Willowbrook Property. Clover Income Properties, L.P. ("CIP") and Clover Income Properties III, L.P. ("CIP III"), each affiliates of the Partnership, own the remaining interests in the Joint Venture.

                  Pursuant to the terms of the Sale Agreement, the Buyers have agreed to purchase the Willowbrook Property for a purchase price of $10,500,000 (less a $315,000 credit for capital improvements). The completion of the sale of the Willowbrook Property to Buyers is contingent upon a number of conditions, including the approval of the holders of more than 50% of the outstanding units of limited partnership interests in the Partnership and the approval of the holders of more than 50% of the outstanding units of limited partnership interests in each of CIP and CIP III. In addition, for a period of 90 days from the date of the execution of the Sale Agreement, the Buyers have the right to cancel and terminate the Sale Agreement for any reason whatsoever.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits

                                                                                        Sequentially
                  Exhibits                                                              Numbered Page
                  --------                                                              -------------
                  A                 Agreement of Sale,
                                    dated February 7, 1996
                                    between the Joint Venture
                                    and the Buyers. The Exhibits
                                    to the Agreement of Sale
                                    (the contents of which are
                                    described in the Agreement
                                    of Sale) are not being filed
                                    as Exhibits to this Current
                                    Report on Form 8-K. The
                                    Partnership agrees to
                                    furnish supplementally a copy
                                    of any such Exhibits to the
                                    Securities and Exchange
                                    Commission upon request.

                  B                 First Amendment to Agreement
                                    of Sale, dated February 7, 1996
                                    between the Joint Venture
                                    and the Buyers.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          CLOVER INCOME PROPERTIES II, L.P.

                                          C.I.P. II MANAGEMENT CORP.,
                                          General Partner


Date: March 4, 1996                       By: /s/ Donald N. Love
                                             --------------------------
                                             Donald N. Love
                                             President




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